SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                           --------------------

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)       August 4, 2000
                                                --------------------------

                         First Albany Companies Inc
          --------------------------------------------------
          (Exact name of registrant as specified in charter)

        New York                     014140                  22-2655804
---------------------------   ----------------------      ---------------
State or other jurisdiction   Commission file number       (IRS employer
   of incorporation)                                     identification No.)

30 S. Pearl Street, Albany, New York                            12207
--------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code (518) 447-8500


Item 2.   Acquisition or Disposition of Assets.
------    -------------------------------------

 On May 9, 2000, the Company announced that it has signed an agreement for the sale of the assets of its Private Client Group, its retail brokerage branch network, to First Union Securities, a subsidiary of First Union Corp. The transaction closed on August 4, 2000. The amount received was approximately $87 million (adjusted from previously announced $100 million due to attrition related to financial consultants production) plus certain assets purchased for $11 million less certain liabilities assumed for approximately ($6) million and less the assumption of certain long term deferred compensation plans totaling about ($17) million. In addition, the Company and First Union Securities agreed to enhance the Financial Consultant retention program. The Company's contribution to this plan was approximately ($8) million. Finally, all customer assets and liabilities associated with this business will be transferred to First Union Securities.

 Also, the Company has agreed to buy back approximately 800,000 First Albany Companies Inc. shares (the "Shares") offered for sale by the financial consultants employed by the Private Client Group, who have accepted employment with First Union Securities for approximately $16 million.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

(b)  Pro Forma Financial Information

   (1)  Introduction to Pro Forma Financial Information (unaudited)

   (2) Pro Forma Consolidated Statement of Earnings (unaudited) for the six months ended June 30, 2000.

   (3) Pro Forma Consolidated Statement of Earnings (unaudited) for the six months ended June 30, 1999.

   (4) Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended December 31, 1999.

   (5) Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended December 31, 1998.

   (6) Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended December 31, 1997.

   (7)  Pro Forma Consolidated Balance Sheet (unaudited) as of June 30, 2000.

   (8)  Notes to Pro Forma Financial Information (unaudited).

(c) Agreement to Sell First Albany Corporation's Retail Branch Network and Correspondent Clearing Business dated May 8, 2000 between First Albany Companies Inc., First Albany Corporation and First Union Securities, Inc. (filed as Exhibit 10.26 for form 10Q for quarter ended March 31,
     2000)


                               SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FIRST ALBANY COMPANIES INC.




Date: August 21, 2000       by: /s/STEVEN R JENKINS
      ----------------         --------------------------------
                                Name:  Steven R. Jenkins
                                Title: Chief Financial Officer

                        FIRST ALBANY COMPANIES INC
                 INDEX TO PRO FORMA FINANCIAL INFORMATION
                                 UNAUDITED

Introduction to Pro Forma Financial Information (unaudited)

Pro Forma Consolidated Statement of Earnings (unaudited) for six months ended June 30, 2000.

Pro Forma Consolidated Statement of Earnings (unaudited) for six months ended June 30, 1999.

Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended December 31, 1999.

Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended December 31, 1998.

Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended December 31, 1997.

Pro Forma Consolidated Balance Sheet (unaudited) as of June 30, 2000.

Notes to Pro Forma Financial Information (unaudited).


                        FIRST ALBANY COMPANIES INC
              INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION
                    FOR SIX MONTHS ENDED JUNE 30, 2000
                                 UNAUDITED


The Pro Forma Consolidated Statements of Earnings for the six months ended June 30, 2000 and June 30, 1999 and for the fiscal year ended December 31, 1999, December 31, 1998, and December 31, 1997 present our consolidated results of operations, assuming that the sale of the Private Client Group occurred as of the beginning of the periods presented. The Pro Forma Consolidated Balance Sheet as of June 30, 2000 presents our consolidated financial position assuming that the sale had been completed as of that date.

The Pro Forma Financial Information should be read in conjunction with our historical financial statements and related notes included in our 1999 Annual Report on Form 10-K and our Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2000. The Pro Forma Financial Information presented is for informational purposes only and is not intended to be indicative of the results of operations that would have occurred had the sale been consummated as of the beginning of the periods presented, nor is it intended to be indicative of our future results of operations or financial position.


                        FIRST ALBANY COMPANIES INC
               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                    FOR SIX MONTHS ENDED JUNE 30, 2000
                                 UNAUDITED


(In thousands                     Discontinued   Continuing   Pro Forma
of dollars)              Actual   Operations(a)  Operations  Adjustments(b)  Pro Forma
--------------------------------------------------------------------------------------
OPERATING REVENUES      $109,725     $54,627      $55,098       $    0       $55,098
 INTEREST INCOME          42,690       2,411       40,279                     40,279
--------------------------------------------------------------------------------------
   TOTAL REVENUES        152,415      57,038       95,377            0        95,377
--------------------------------------------------------------------------------------
 INTEREST EXPENSE         36,798         232       36,566       (1,316)       35,250
---------------------------------------------------------------------------------------
   NET REVENUES          115,617      56,806       58,811        1,316        60,127
---------------------------------------------------------------------------------------
 EXPENSES (EXCLUDING
INTEREST)
 COMPENSATION AND
BENEFITS                  81,825      37,863       43,962                     43,962
 CLEARING, SETTLEMENT &
BROKERAGE                  2,583       1,051        1,532                      1,532
 COMMUNICATIONS & DATA
PROCESSING                 7,575       3,049        4,526                      4,526
 OCCUPANCY AND
DEPRECIATION               6,808       4,086        2,722                      2,722
 SELLING                   5,612       2,789        2,823                      2,823
 OTHER                     5,671       3,720        1,951                      1,951
---------------------------------------------------------------------------------------
TOTAL EXPENSES EXCL
 INTEREST                110,074      52,558       57,516            0        57,516
---------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)    5,543       4,248        1,295        1,316         2,611
 EQUITY IN LOSSES OF
  AFFILIATES              (1,962)                  (1,962)                    (1,962)
---------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME
  TAXES                    3,581       4,248         (667)       1,316           649
 INCOME TAX EXPENSE
  (RECOVERY)               1,605       1,786         (181)         540           359
---------------------------------------------------------------------------------------
NET INCOME (LOSS)       $  1,976     $ 2,462     ($   486)      $  776       $   290
=======================================================================================

EARNINGS PER SHARE:
 BASIC EARNINGS PER SHARE  $0.25                   ($0.06)                     $0.04
 DILUTED EARNINGS PER
  SHARE                    $0.21                   ($0.05)                     $0.03

WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING:

BASIC.................   8,001,106                 8,001,106                 8,001,106
DILUTIVE..............   9,362,933                 9,362,933                 9,362,933


                        FIRST ALBANY COMPANIES INC
               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                    FOR SIX MONTHS ENDED JUNE 30, 1999
                                 UNAUDITED



(In thousands                     Discontinued   Continuing   Pro Forma
of dollars)               Actual  Operations(a)  Operations  Adjustments(b)  Pro Forma
---------------------------------------------------------------------------------------
OPERATING REVENUES       $91,343     $47,360      $43,983      $     0       $43,983
 INTEREST INCOME          26,471       2,138       24,333                     24,333
---------------------------------------------------------------------------------------
   TOTAL REVENUES        117,814      49,498       68,316            0        68,316
---------------------------------------------------------------------------------------
 INTEREST EXPENSE         21,674         163       21,511       (1,120)       20,391
---------------------------------------------------------------------------------------
   NET REVENUES           96,140      49,335       46,805        1,120        47,925
---------------------------------------------------------------------------------------
EXPENSES (EXCLUDING
  INTEREST)
 COMPENSATION AND
BENEFITS                  69,029      31,021       38,008                     38,008
 CLEARING, SETTLEMENT &
BROKERAGE                  2,494       1,087        1,407                      1,407
 COMMUNICATIONS & DATA
PROCESSING                 7,071       2,908        4,163                      4,163
 OCCUPANCY AND
DEPRECIATION               6,550       3,998        2,552                      2,552
 SELLING                   4,511       1,885        2,626                      2,626
 OTHER                     5,036       2,996        2,040                      2,040
---------------------------------------------------------------------------------------
TOTAL EXPENSES EXCL
  INTEREST                94,691      43,895       50,796            0        50,796
---------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)    1,449       5,440       (3,991)       1,120        (2,871)
 EQUITY IN LOSSES OF
  AFFILIATES              (1,416)                  (1,416)                    (1,416)
---------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME
  TAXES                       33       5,440       (5,407)       1,120        (4,287)
 INCOME TAX EXPENSE
  (RECOVERY)                  13       2,105       (2,092)         459        (1,633)
---------------------------------------------------------------------------------------
NET INCOME (LOSS)        $    20     $ 3,335     ($ 3,315)     $   661      ($ 2,654)
=======================================================================================

EARNINGS PER SHARE:
 BASIC EARNINGS PER SHARE  $0.00                   ($0.43)                    ($0.35)
 DILUTED EARNINGS PER
  SHARE                    $0.00                   ($0.39)                    ($0.31)

WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING:

BASIC..................  7,641,684                7,641,684                  7,641,684
DILUTIVE...............  8,497,669                8,497,669                  8,497,669


                        FIRST ALBANY COMPANIES INC
               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                 FOR THE PAST YEAR ENDED DECEMBER 31, 1999
                                 UNAUDITED



In thousands                      Discontinued   Continuing   Pro Forma
of dollara)               Actual  Operations(a)  Operations  Adjustments(b)  Pro Forma
----------------------------------------------------------------------------------------
OPERATING REVENUES      $190,776     $92,321     $ 98,455      $     0       $98,455
 INTEREST INCOME          61,551       4,463       57,088                     57,088
----------------------------------------------------------------------------------------
   TOTAL REVENUES        252,327      96,784      155,543            0       155,543
----------------------------------------------------------------------------------------
 INTEREST EXPENSE         51,931         385       51,546       (2,240)       49,306
----------------------------------------------------------------------------------------
   NET REVENUES          200,396      96,399      103,997        2,240       106,237
----------------------------------------------------------------------------------------
EXPENSES (EXCLUDING
  INTEREST)
 COMPENSATION AND
BENEFITS                 143,776      61,451       82,325                     82,325
 CLEARING, SETTLEMENT &
BROKERAGE                  4,970       2,075        2,895                      2,895
 COMMUNICATIONS & DATA
PROCESSING                14,151       5,800        8,351                      8,351
 OCCUPANCY AND
DEORECIATION              13,376       8,069        5,307                      5,307
 SELLING                   9,527       4,053        5,474                      5,474
 OTHER                    10,194       5,824        4,370                      4,370
----------------------------------------------------------------------------------------
TOTAL EXPENSES EXCL
  INTEREST               195,994      87,272      108,722            0       108,722
----------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)    4,402       9,127       (4,725)       2,240        (2,485)
 EQUITY IN LOSSES OF
  AFFILIATES              (3,629)                  (3,629)                    (3,629)
----------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME
  TAXES                      773       9,127       (8,354)       2,240        (6,114)
 INCOME TAX EXPENSE
  (RECOVERY)                 360       3,854       (3,494)         918        (2,576)
----------------------------------------------------------------------------------------
NET INCOME (LOSS)       $    413     $ 5,273    ($  4,860)     $ 1,322      ($ 3,538)
========================================================================================

EARNINGS PER SHARE:
 BASIC EARNINGS PER SHARE  $0.05                   ($0.63)                    ($0.46)
 DILUTIVE EARNINGS PER
  SHARE                    $0.05                   ($0.56)                    ($0.41)

WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING:

BASIC..................  7,664,677                 7,664,677                 7,664,677
DILUTIVE...............  8,661,382                 8,661,382                 8,661,382


                        FIRST ALBANY COMPANIES INC
               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                 FOR THE PAST YEAR ENDED DECEMBER 31, 1998
                                 UNAUDITED


(In thousands                     Discontinued   Continuing  Pro Forma
of dollars)               Actual  Operations(a)  Operations Adjustments(b)   Pro Forma
---------------------------------------------------------------------------------------
OPERATING REVENUES      $179,357     $85,227      $94,130      $     0       $94,130
 INTEREST INCOME          48,697       3,848       44,849                     44,849
---------------------------------------------------------------------------------------
   TOTAL REVENUES        228,054      89,075      138,979            0       138,979
---------------------------------------------------------------------------------------
 INTEREST EXPENSE         39,946         307       39,639       (2,276)       37,363
---------------------------------------------------------------------------------------
   NET REVENUES          188,108      88,768       99,340        2,276       101,616
---------------------------------------------------------------------------------------
EXPENSES (EXCLUDING
 INTEREST)
 COMPENSATION AND
BENEFITS                 130,169      58,372       71,797                     71,797
 CLEARING, SETTLEMENT &
BROKERAGE                  4,347       2,127        2,220                      2,220
 COMMUNICATIONS & DATA
PROCESSING                13,852       6,017        7,835                      7,835
 OCCUPANYC AND
DEPRECIATION              13,420       7,524        5,896                      5,896
 SELLING                   7,863       3,313        4,550                      4,550
 OTHER                     9,837       6,291        3,546                      3,546
---------------------------------------------------------------------------------------
TOTAL EXPENSES EXCL
  INTEREST               179,488      83,644       95,844            0        95,844
---------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)    8,620       5,124        3,496        2,276         5,772
 EQUITY IN LOSSES OF
  AFFILIATES              (1,488)                  (1,488)                    (1,488)
---------------------------------------------------------------------------------------
INCOME (LOSS)BEFORE INCOME
  TAXES                    7,132       5,124        2,008        2,276         4,284
 INCOME TAX EXPENSE
  (RECOVERY)               2,794       2,608          186          933         1,119
---------------------------------------------------------------------------------------
NET INCOME (LOSS)       $  4,338     $ 2,516      $ 1,822      $ 1,343       $ 3,165
=======================================================================================

EARNING PER SHARE:
 BASIC EARNINGS PER SHARE  $0.58                    $0.24                      $0.42
 DILUTIVE EARNINGS PER
  SHARE                    $0.52                    $0.22                      $0.38

WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING:

BASIC.................   7,536,153         7,536,153           7,536,153
DILUTIVE..............   8,275,118         8,275,118           8,275,118


                        FIRST ALBANY COMPANIES INC
               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                 FOR THE PAST YEAR ENDED DECEMBER 31, 1997
                                 UNAUDITED


(In thousands                     Discontinued   Continuing   Pro Forma
of dollars)               Actual  Operation(a)   Operations  Adjustments(b)  Pro Forma
---------------------------------------------------------------------------------------
OPERATING REVENUES      $146,330     $77,251      $69,079      $     0       $69,079
 INTEREST INCOME          45,474       1,646       43,828                     43,828
---------------------------------------------------------------------------------------
   TOTAL REVENUES        191,804      78,897      112,907            0       112,907
---------------------------------------------------------------------------------------
 INTEREST EXPENSE         38,615         248       38,367       (2,380)       35,987
---------------------------------------------------------------------------------------
   NET REVENUES          153,189      78,649       74,540        2,380        76,920
---------------------------------------------------------------------------------------
EXPENSES (EXCLUDING
INTEREST)
 COMPENSATION AND
BEBEFITS                 105,080      49,710       55,370                     55,370
 CLEARING, SETTLEMENT &
BROKERGAE                  3,358       1,966        1,392                      1,392
 COMMUNICATIONS & DATA
PROCESSING                12,872       5,634        7,238                      7,238
 OCCUPANCY AND
DEPRECIATION              13,203       7,433        5,770                      5,770
 SELLING                   8,027       3,118        4,909                      4,909
 OTHER                     8,915       4,723        4,192                      4,192
---------------------------------------------------------------------------------------
TOTAL EXPENSES EXCL
  INTEREST               151,455      72,584       78,871            0        78,871
---------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)    1,734       6,065       (4,331)       2,380        (1,951)
 EQUITY IN INCOME OF
  AFFILIATES               1,168                    1,168                      1,168
---------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME
  TAXES                    2,902       6,065       (3,163)       2,380          (783)
 INCOME TAX EXPENSE
  (RECOVERY)               1,251       2,611       (1,360)         976          (384)
---------------------------------------------------------------------------------------
INCOME BEFORE
 EXTRAORDINARY GAIN        1,651       3,454       (1,803)       1,404          (399)
EXTRAORDINARY GAIN, NET
 OF TAXES                    305                      305                        305
---------------------------------------------------------------------------------------
NET INCOME (LOSS)       $  1,956     $ 3,454     ($ 1,498)     $ 1,404      ($    94)
=======================================================================================

BASIC EARNINGS PER SHARE:
 INCOME BEFORE
EXTRAORDINARY ITEMS        $0.23                   ($0.25)                    ($0.05)
 EXTRAORDINARY GAIN         0.04                     0.04                       0.04
---------------------------------------------------------------------------------------
NET INCOME (LOSS)          $0.27                   ($0.21)                    ($0.01)
=======================================================================================

DILUTIVE EARNINGS PER SHARE:
 INCOME BEFORE
EXTRAORDINARY ITEMS        $0.21                   ($0.22)                    ($0.05)
 EXTRAORDINARY GAIN         0.04                     0.04                       0.04
---------------------------------------------------------------------------------------
NET INCOME (LOSS)          $0.25                   ($0.18)                    ($0.01)
=======================================================================================


                        FIRST ALBANY COMPANIES INC
               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                 FOR THE PAST YEAR ENDED DECEMBER 31, 1997
                                 UNAUDITED
                                (CONTINUED)


WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING:

 BASIC..................  7,314,144               7,314,144                 7,314,144
 DILUTIVE...............  8,026,907               8,026,907                 8,026,907


                        FIRST ALBANY COMPANIES INC
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF JUNE 30, 2000
                                 UNAUDITED


(In thousands                    Discontinued              Pro Forma
of dollars)              Actual  Operations(a) Restated Adjustments(c,d) Pro Forma
------------------------------------------------------------------------------------
ASSETS
------
Cash                  $    1,661  $         $    1,661     $          $    1,661
Securities purchased under
 agreement to resell      45,679                45,679                    45,679
Securities borrowed      880,283               880,283                   880,283
Receivables from                                                               0
  Brokers, dealers,
   and clearing agencies   5,005                 5,005                     5,005
  Customers              282,789   254,524      28,265                    28,265
  Others                  28,809                28,809                    28,809
Securities owned         193,642               193,642                   193,642
Investments               21,981                21,981                    21,981
Office equipment and
 leaseholds, net          10,668     2,266       8,402                     8,402
Net assets of discontinued
 operations                    0  (227,483)    227,483     (227,483)           0
Other assets              32,021    12,363      19,658                    19,658
------------------------------------------------------------------------------------
 Total Assets         $1,502,538  $ 41,670  $1,460,868    ($227,483)  $1,233,385
====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABLILTIES
-----------
Short-term bank loans $  188,559  $         $  188,559    ($ 92,483)  $   96,076
Securities loaned      1,059,161             1,059,161     (175,000)     884,161
Payables to:
  Brokers, dealers, and
   clearing agencies      10,754                10,754                    10,754
  Customers               38,512    34,661       3,851                     3,851
  Others                  21,698                21,698                    21,698
Securities sold but not
 yet purchased            68,599                68,599                    68,599
Accounts payable           3,579                 3,579                     3,579
Accrued compensation      20,041     3,687      16,354                    16,354


                       FIRST ALBANY COMPANIES INC
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF JUNE 30, 2000
                                 UNAUDITED
                                (CONTINUED)

Accrued expenses          12,016                12,016                    12,016
Income taxes payable       1,234                 1,234                     1,234
Deferred tax liability       120                   120                       120
Notes Payable              4,415                 4,415                     4,415
Obligations under
 capitalized leases        4,714     1,332       3,382                     3,382
------------------------------------------------------------------------------------
Total liabilities     $1,433,402  $ 39,680  $1,393,722    ($267,483)  $1,126,239
====================================================================================
COMMITMENTS AND CONTIGENCIES
  Subordinated debt        6,000                 6,000                     6,000

STOCKHOLDERS' EQUITY
--------------------
Common stock                  85                    85                        85
Additional paid in
 capital                  77,123                77,123                    77,123
Deferred compensation      1,990     1,990                                     0
Unamortized value of
 restricted stock         (2,771)               (2,771)                   (2,771)
Retained earnings
 (deficit)               (11,058)              (11,058)      40,000       28,942
Less treasure stock at
 cost                     (2,233)               (2,233)                   (2,233)
------------------------------------------------------------------------------------
Total Stockholders'
 Equity                   63,136     1,990      61,146       40,000      101,146
------------------------------------------------------------------------------------
Total Liabilities and
 Stockholders' Equity $1,502,538  $ 41,670  $1,460,868    ($227,483)  $1,233,385
====================================================================================


                        FIRST ALBANY COMPANIES INC
                 NOTES TO PRO FORMA FINANCIAL INFORMATION
                                 UNAUDITED



  (a) The "Discontinued Operations" columns represent the results of operations of the Private Client Group, adjusted to properly present such results as a discontinued operation. Interest expense has not been allocated to discontinued operations.

  (b) Gives effect to the pro forma reduction of interest expense to reflect the application of the estimated net proceeds from the sale, of approximately $40 million, as a reduction of short-term debt as if the pending sale had been completed as of the beginning of the periods presented. The calculation reflects weighted average interest rates of 6.6% and 5.6% for the six months ended June 30, 2000 and June 30, 1999 respectively, and 5.6%, 5.7% and 5.95% for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 respectively. The related tax impact of the pro forma interest expense is included within taxes on earnings.

  (c) Elimination of net assets and related liabilities as if the sale had been completed at the balance sheet date.

  (d) We estimate that we will receive approximately $40 million in net proceeds from the sale after federal and state taxes and restructuring charges related to the divestiture of the Private Client Group.

  (e) All earnings per share and shares outstanding have been restated for all dividends declared.